UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      The Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 - 12/31/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

The Massachusetts                                                      BLACKROCK
Health & Education
Tax-Exempt Trust (MHE)

ANNUAL REPORT | DECEMBER 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Swap Agreements ..........................................................     5
Financial Statements:
  Schedule of Investments ................................................     6
  Statement of Assets and Liabilities ....................................     8
  Statement of Operations ................................................     8
  Statements of Changes in Net Assets ....................................     9
Financial Highlights .....................................................    10
Notes to Financial Statements ............................................    11
Report of Independent Registered Public Accounting Firm ..................    14
Important Tax Information ................................................    15
Automatic Dividend Reinvestment Plan .....................................    16
Officers and Trustees ....................................................    17
Additional Information ...................................................    21


2   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007                                                    6-month     12-month
=============================================================================================================
U.S. equities (S&P 500 Index)                                                             -1.37%      + 5.49%
-------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              -7.53       - 1.57
-------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         +0.39       +11.17
-------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                  +5.93       + 6.97
-------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                            +3.22       + 3.36
-------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)          -0.67       + 2.27
-------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of "What's Ahead in 2008: An Investment Perspective," or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of December 31, 2007

Investment Objective

The Massachusetts Health & Education Tax-Exempt Trust (MHE) seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in investment-grade obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

Trust Information

Symbol on American Stock Exchange ................................      MHE
Initial Offering Date ............................................ July 23, 1993
Yield on Closing Market Price as of December 31, 2007 ($11.95)* ..      4.92%
Tax Equivalent Yield** ...........................................      7.57%
Current Monthly Distribution per Common Share*** .................   $  .049
Current Annualized Distribution per Common Share*** ..............   $  .588
Leverage as of December 31, 2007**** .............................        39%
--------------------------------------------------------------------------------

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
***   The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Trust (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust's market price and net asset value per share:

--------------------------------------------------------------------------------
                             12/31/07     12/31/06    Change     High      Low
--------------------------------------------------------------------------------
Market Price .............    $11.95       $13.10     (8.78%)   $13.50    $11.25
Net Asset Value ..........    $13.10       $13.90     (5.76%)   $14.06    $12.78
--------------------------------------------------------------------------------

The following charts show the Trust's portfolio composition and credit quality allocations of the Trust's long-term investments:

Portfolio Composition

Sector                                                      12/31/07    12/31/06
--------------------------------------------------------------------------------
Education .................................................    51%        46%
Hospital ..................................................    29         27
City, County & State ......................................    10         12
Housing ...................................................     5          5
Industrial & Pollution Control ............................     4          4
Transportation ............................................     1          3
Water & Sewer .............................................    --          2
Lease Revenue .............................................    --          1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               12/31/07    12/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    38%        41%
AA/Aa .....................................................    16         18
A .........................................................    17         14
BBB/Baa ...................................................    11         13
BB/Ba .....................................................     2          3
B/B .......................................................     3          3
CCC/Caa ...................................................     2         --
Not Rated .................................................    11          8
--------------------------------------------------------------------------------
* Using the higher of Standard & Poor's or Moody's Investors Service ratings.


4   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Auction Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Auction Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Auction Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Auction Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Auction Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Auction Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As of December 31, 2007, the Trust's leverage amount, due to Auction Preferred Shares, was 39% of total net assets, before the deduction of Auction Preferred Shares.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  5

Schedule of Investments as of December 31, 2007

 Face Amount
(in Thousands)    Municipal Bonds                                                 Value
==========================================================================================
Massachusetts -- 162.0%
------------------------------------------------------------------------------------------
   $1,000         Massachusetts State College Building Authority,
                  Project Revenue Bonds, Series A, 5%
                  due 5/01/2031 (b)                                           $  1,039,300
------------------------------------------------------------------------------------------
      825         Massachusetts State College Building Authority,
                  Project Revenue Refunding Bonds, Series B, 5.50%
                  due 5/01/2039 (k)                                                946,028
------------------------------------------------------------------------------------------
                  Massachusetts State Development Finance Agency,
                  Education Revenue Bonds:
    1,100            (Belmont Hill School), 5% due 9/01/2011 (i)                 1,179,321
      400            (Middlesex School Project), 5% due 9/01/2033                  402,916
      250            (Xaverian Brothers High School), 5.65%
                     due 7/01/2029                                                 250,722
------------------------------------------------------------------------------------------
    1,000         Massachusetts State Development Finance Agency,
                  Educational Facility Revenue Bonds (Academy of the
                  Pacific Rim), Series A, 5.125% due 6/01/2031 (a)                 855,990
------------------------------------------------------------------------------------------
                  Massachusetts State Development Finance Agency,
                  First Mortgage Revenue Bonds:
      855            (Edgecombe Project), Series A, 6.75%
                     due 7/01/2021                                                 923,913
      850            (Overlook Communities Inc.), Series A, 6.125%
                     due 7/01/2024                                                 830,620
------------------------------------------------------------------------------------------
    1,250         Massachusetts State Development Finance Agency,
                  First Mortgage Revenue Refunding Bonds (Symmes
                  Life Care, Inc. -- Brookhaven at Lexington), Series A,
                  5% due 3/01/2035 (j)                                           1,217,300
------------------------------------------------------------------------------------------
                  Massachusetts State Development Finance Agency
                  Revenue Bonds:
    1,000            (Boston University), Series T-1, 5%
                     due 10/01/2039 (b)                                          1,030,360
      500            (College of Pharmacy and Allied Health
                     Services), Series D, 5% due 7/01/2027 (c)                     516,730
      500            (Curry College), Series A, 5%
                     due 3/01/2035 (a)                                             426,830
      400            (Franklin W. Olin College), Series B, 5.25%
                     due 7/01/2033 (k)                                             409,776
    1,000            (Linden Ponds, Inc. Facility), Series A, 5.75%
                     due 11/15/2042                                                896,300
    1,000            (Massachusetts College of Pharmacy and
                     Health Sciences), 5.75% due 7/01/2013 (i)                   1,130,660
      425            (Massachusetts Council of Human Service
                     Providers, Inc.), Series C, 6.60%
                     due 8/15/2029                                                 403,440
    2,000            (Smith College), 5% due 7/01/2035                           2,070,780
      540            (The Wheeler School), 6.50%
                     due 12/01/2029                                                554,483
      495            (Volunteers of America -- Ayer Limited
                     Partnership), AMT, Series A, 6.20%
                     due 2/20/2046 (g)                                             524,358
    1,100            (WGBH Educational Foundation), Series A,
                     5.75% due 1/01/2042 (b)                                     1,321,826
      600            (Western New England College), 5.875%
                     due 12/01/2012 (i)                                            658,674
      500            (Williston Northampton School Project), 5%
                     due 10/01/2025 (k)                                            519,155
    1,985            (Worcester Polytechnic Institute), 5%
                     due 9/01/2027 (h)                                           2,066,722
------------------------------------------------------------------------------------------
      500         Massachusetts State Development Finance
                  Agency, Human Service Provider Revenue Bonds
                  (Seven Hills Foundation & Affiliates), 5%
                  due 9/01/2035 (j)                                                468,680
------------------------------------------------------------------------------------------
      695         Massachusetts State Development Finance
                  Agency, Resource Recovery Revenue Bonds
                  (Ogden Haverhill Associates), AMT, Series A,
                  6.70% due 12/01/2014                                             725,302
------------------------------------------------------------------------------------------
                  Massachusetts State Development Finance Agency,
                  Revenue Refunding Bonds:
    1,500            (Boston University), Series P, 5.45%
                     due 5/15/2059                                               1,457,145
      500            (Clark University), 5.125% due 10/01/2035 (k)                 517,970
    1,500            (Western New England College), Series A, 5%
                     due 9/01/2033 (c)                                           1,534,410
    1,000            (Wheelock College), Series C, 5.25%
                     due 10/01/2037                                                934,440
------------------------------------------------------------------------------------------
    1,000         Massachusetts State, HFA, Housing Revenue
                  Bonds, AMT, Series A, 5.25% due 12/01/2048                       956,460
------------------------------------------------------------------------------------------
                  Massachusetts State Health and Educational
                  Facilities Authority, Healthcare System Revenue
                  Refunding Bonds (Covenant Health System):
      255            6% due 7/01/2012 (i)                                          283,144
      630            6% due 7/01/2022                                              664,077
      315            6% due 7/01/2031                                              326,907
------------------------------------------------------------------------------------------
                  Massachusetts State Health and Educational
                  Facilities Authority Revenue Bonds:
    1,000            (Baystate Medical Center), Series F, 5.75%
                     due 7/01/2033                                               1,022,620
      350            (Berkshire Health System), Series E, 6.25%
                     due 10/01/2031                                                362,929
    1,000            (Berkshire Health System), Series F, 5%
                     due 10/01/2019 (c)                                          1,055,780
    1,350            (Harvard University), Series FF, 5.125%
                     due 7/15/2037                                               1,407,929
    1,000            (Lahey Clinic Medical Center), Series D, 5.25%
                     due 8/15/2037                                                 998,440
      750            (Milford-Whitinsville Hospital), Series D, 6.35%
                     due 7/15/2012 (i)                                             849,773
      625            (Partners Healthcare System), VRDN, Series P-1,
                     3.40% due 7/01/2027 (f)(m)                                    625,000
    1,000            (Simmons College), Series F, 5%
                     due 10/01/2013 (e)(i)                                       1,089,420
      230            (University of Massachusetts), Series C, 5.125%
                     due 10/01/2034 (e)                                            237,999
    1,130            (Wheaton College), Series D, 6%
                     due 1/01/2018                                               1,149,967
------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Schedule of Investments (concluded)

 Face Amount
(in Thousands)    Municipal Bonds                                                 Value
==========================================================================================
Massachusetts (continued)
------------------------------------------------------------------------------------------
                  Massachusetts State Health and Educational
                  Facilities Authority, Revenue Refunding Bonds:
   $  780            (Bay Cove Human Services Issue), Series A,
                     5.90% due 4/01/2028                                      $    770,843
    1,000            (Berklee College of Music), Series A, 5%
                     due 10/01/2037                                                987,710
    1,000            (Boston College), Series N, 5.125%
                     due 6/01/2037                                               1,030,780
      490            (Christopher House), Series A, 6.875%
                     due 1/01/2029                                                 490,931
      495            (Learning Center For Deaf Children), Series C,
                     6.125% due 7/01/2029                                          495,233
      500            (Massachusetts Institute of Technology),
                     Series L, 5% due 7/01/2023                                    553,065
      480            (Partners Healthcare System), Series C, 5.75%
                     due 7/01/2011 (i)                                             525,187
       20            (Partners Healthcare System), Series C, 5.75%
                     due 7/01/2032                                                  21,199
      395            (Valley Regional Health System), Series C,
                     5.75% due 7/01/2018 (d)                                       395,529
    1,500            (Wellesley College), 5% due 7/01/2033                       1,537,155
------------------------------------------------------------------------------------------
      715         Massachusetts State Industrial Finance Agency,
                  Health Care Facility Revenue Bonds (Age Institute of
                  Massachusetts Project), 8.05% due 11/01/2025                     722,758
    1,500         Massachusetts State Industrial Finance Agency,
                  PCR (General Motors Corporation), 5.55%
                  due 4/01/2009                                                  1,502,820
      400         Massachusetts State Industrial Finance Agency
                  Revenue Bonds (Wentworth Institute of Technology),
                  5.75% due 10/01/2008 (i)                                         415,840
------------------------------------------------------------------------------------------
      340         Massachusetts State Industrial Finance Agency,
                  Senior Living Facility Revenue Bonds (Forge Hill
                  Project), AMT, 6.75% due 4/01/2008 (i)                           349,472
------------------------------------------------------------------------------------------
    2,000         Massachusetts State School Building Authority,
                  Dedicated Sales Tax Revenue Bonds, Series A, 5%
                  due 8/15/2030 (f)                                              2,082,160
------------------------------------------------------------------------------------------
    1,000         Rail Connections, Inc., Massachusetts, Capital
                  Appreciation Revenue Bonds (Route 128 Parking
                  Garage), Series B, 6.53% due 7/01/2009 (a)(i)(l)                 479,600
------------------------------------------------------------------------------------------
      500         University of Massachusetts Building Authority,
                  Project Revenue Refunding Bonds, Senior
                  Series 04-1, 5.125% due 11/01/2014 (b)(i)                        553,140
------------------------------------------------------------------------------------------
Total Investments (Cost -- $48,870,380*) -- 162.0%                              49,758,018

Other Assets Less Liabilities -- 3.2%                                              975,919

Preferred Shares, at
Redemption Value -- (65.2%)                                                    (20,017,155)
                                                                              ------------
Net Assets Applicable to Common Shares -- 100.0%                              $ 30,716,782
                                                                              ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $ 48,730,231
                                                                   ============
      Gross unrealized appreciation ...........................    $  1,633,565
      Gross unrealized depreciation ...........................        (605,778)
                                                                   ------------
      Net unrealized appreciation .............................    $  1,027,787
                                                                   ============

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   Connie Lee Insured.
(e)   FGIC Insured.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j)   Radian Insured.
(k)   XL Capital Insured.
(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
o Forward Interest Rate Swaps entered into as of December 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                     Notional
                                                      Amount         Unrealized
      Description                                 (in Thousands)    Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.657% and receive a
        floating rate based on 1-week SIFMA
        Municipal Swap Index
        Broker, JPMorgan Chase
        Expires March 2023                            $2,500         $(6,525)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  7

Statement of Assets and Liabilities

As of December 31, 2007
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments in unaffiliated securities, at value
  (identified cost -- $48,870,380) ..............................   $49,758,018
Cash ............................................................        99,396
Receivables:
  Interest receivable ...........................................       885,350
  Securities sold ...............................................        90,000
Prepaid expenses ................................................        11,460
                                                                    -----------
Total assets ....................................................    50,844,224
                                                                    -----------

===============================================================================
Liabilities
-------------------------------------------------------------------------------
Unrealized depreciation on forward interest rate swaps ..........         6,525
Payables:
  Investment advisor ............................................        15,592
  Administration fees ...........................................         6,682
  Distributions to shareholders .................................         5,091
  Other affiliates ..............................................           449
Accrued expenses ................................................        75,948
                                                                    -----------
Total liabilities ...............................................       110,287
                                                                    -----------

===============================================================================
Preferred Shares
-------------------------------------------------------------------------------
Preferred Shares, at redemption value, par value $.01 per share
  (200 Series A Shares and 200 Series B Shares of APS*
  authorized, issued and outstanding at $50,000 per share
  liquidation preference) .......................................    20,017,155
                                                                    -----------

===============================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------
Net assets applicable to Common Shares ..........................   $30,716,782
                                                                    ===========

===============================================================================
Analysis of Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------
Common Shares, par value $.01 per share (2,344,067 shares
  issued and outstanding) .......................................   $    23,441
Paid-in capital in excess of par ................................    29,660,491
Undistributed investment income -- net ..........................       323,091
Accumulated realized capital losses -- net ......................      (171,354)
Unrealized appreciation -- net ..................................       881,113
                                                                    -----------
Total -- Equivalent to $13.10 net asset value per Common Share
  (market price -- $11.95) ......................................   $30,716,782
                                                                    ===========

*     Auction Preferred Shares.

      See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest ........................................................   $ 2,616,581

===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory fees ........................................       180,976
Administration fees .............................................        77,561
Commission fees .................................................        50,230
Professional fees ...............................................        37,498
Transfer agent fees .............................................        32,959
Printing and shareholder reports ................................        30,234
Trustees' fees and expenses .....................................        23,584
Pricing fees ....................................................         7,638
Custodian fees ..................................................         6,615
Listing fees ....................................................           561
Other ...........................................................        18,332
                                                                    -----------
Total expenses ..................................................       466,188
                                                                    -----------
Investment income -- net ........................................     2,150,393
                                                                    -----------

===============================================================================
Realized & Unrealized Loss -- Net
-------------------------------------------------------------------------------
Realized loss on:
  Investments -- net ............................................       (30,307)
  Forward interest rate swaps -- net ............................       (60,080)
Change in unrealized appreciation/depreciation on:
  Investments -- net ............................................    (1,775,043)
  Forward interest rate swaps -- net ............................       (46,476)
                                                                    -----------
Total realized and unrealized loss -- net .......................    (1,911,906)
                                                                    -----------

===============================================================================
Dividends to Preferred Shareholders
-------------------------------------------------------------------------------
Investment income -- net ........................................      (718,637)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations ............   $  (480,150)
                                                                    ===========

      See Notes to Financial Statements.


8   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Statements of Changes in Net Assets

                                                                                                             For the Year Ended
                                                                                                                December 31,
                                                                                                      -----------------------------
Increase (Decrease) in Net Assets:                                                                         2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .........................................................................    $  2,150,393     $  2,108,489
Realized gain (loss) -- net ......................................................................         (90,387)         201,249
Change in unrealized appreciation/depreciation -- net ............................................      (1,821,519)         886,659
Dividends and distributions to Preferred Shareholders ............................................        (718,637)        (660,520)
                                                                                                      -----------------------------
Net increase (decrease) in net assets resulting from operations ..................................        (480,150)       2,535,877
                                                                                                      -----------------------------
===================================================================================================================================
Dividends & Distributions to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .........................................................................      (1,378,312)      (1,588,436)
Realized gain -- net .............................................................................          (5,635)        (222,930)
                                                                                                      -----------------------------
Net decrease in net assets resulting from dividends and distributions to Common Shareholders .....      (1,383,947)      (1,811,366)
                                                                                                      -----------------------------
===================================================================================================================================
Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares issued to Common Shareholders in reinvestment of dividends and distributions .....              --           64,509
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Shares ..............................      (1,864,097)         789,020
Beginning of year ................................................................................      32,580,879       31,791,859
                                                                                                      -----------------------------
End of year* .....................................................................................    $ 30,716,782     $ 32,580,879
                                                                                                      =============================
    * Undistributed investment income -- net .....................................................    $    323,091     $    269,647
                                                                                                      =============================

      See Notes to Financial Statements.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  9

Financial Highlights

                                                                                      For the Year Ended December 31,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                    2007        2006         2005         2004+         2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............................     $  13.90     $  13.59     $  13.74     $  13.91     $  13.76
                                                                       ------------------------------------------------------------
Investment income -- net** .......................................          .92          .90          .83          .82          .93
Realized and unrealized gain (loss) -- net .......................         (.82)         .47          .15          .08          .07
Dividends and distributions to Preferred Shareholders:
    Investment income -- net .....................................         (.31)        (.25)        (.11)        (.03)        (.03)
    Realized gain -- net .........................................           --         (.03)        (.01)        (.01)          --
                                                                       ------------------------------------------------------------
Total from investment operations .................................         (.21)        1.09          .86          .86          .97
                                                                       ------------------------------------------------------------
Less dividends and distributions to Common Shareholders:
    Investment income -- net .....................................         (.59)        (.68)        (.78)        (.87)        (.82)
    Realized gain -- net .........................................           --++       (.10)        (.13)        (.16)          --
                                                                       ------------------------------------------------------------
Total dividends and distributions to Common Shareholders .........         (.59)        (.78)        (.91)       (1.03)        (.82)
                                                                       ------------------------------------------------------------
Offering and underwriting costs resulting from issuance of
  Preferred Shares ...............................................           --           --         (.10)          --           --
                                                                       ------------------------------------------------------------
Net asset value, end of year .....................................     $  13.10     $  13.90     $  13.59     $  13.74     $  13.91
                                                                       ============================================================
Market price per share, end of year ..............................     $  11.95     $  13.10     $  13.60     $  16.24     $  15.26
                                                                       ============================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Based on market price per share ..................................        (4.40%)       1.99%      (10.71%)      14.29%       20.11%
                                                                       ============================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares*
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement .............................         1.47%        1.64%        1.30%        1.45%        1.16%
                                                                       ============================================================
Total expenses ...................................................         1.47%        1.64%        1.30%        1.45%        1.16%
                                                                       ============================================================
Total investment income -- net ...................................         6.78%        6.61%        6.00%        5.97%        6.74%
                                                                       ============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shares, end of year (in thousands)     $ 30,717     $ 32,581     $ 31,792     $ 32,076     $ 32,390
                                                                       ============================================================
Portfolio turnover ...............................................           18%           9%          16%          21%          26%
                                                                       ============================================================

*     Do not reflect the effect of dividends to Preferred Shareholders.
**    Based on average shares outstanding.
+     On September 1, 2004, Fund Asset Management, L.P. became the Advisor.
++    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


10   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The Trust determines and makes available for publication the net asset value of its common shares on a daily basis. The Trust's common shares are listed on the American Stock Exchange under the symbol MHE.

The following is a summary of significant accounting policies followed by the Trust.

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of last available bid price or prices provided by dealers or pricing services selected under the supervision of the Trust's Board of Trustees ("Trustees" or a "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, market transactions in comparable investments and various relationships between investments. Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Short-term securities may be valued at amortized cost. Investments in open-end companies are valued at net asset value each business day. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract.

o Forward interest rate swaps: The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement. The Trust generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Segregation: In cases in which the 1940 Act, and the interpretive positions of the Securities and Exchange Commission (the "SEC") require that the Trust segregate assets in connection with certain investments (e.g., when-issued securities or swap agreements), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Trust implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Trust, and has determined that the adoption of FIN 48 does not have a material impact on the Trust's financial statements. The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Trust's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  11

Dividends and Distributions: Dividends to common shareholders from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Trust's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Trust's financial statement disclosures, if any, is currently being assessed.

Other: Expenses that are directly related to the Trust are charged directly to the Trust. Other operating expenses are generally pro-rated to the Trust on the basis of relative net assets of all the BlackRock Closed-End Funds.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of preferred shares.

The Trust has also entered into an Administration Agreement with Princeton Administrators, LLC ("Princeton"). The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

For the year ended December 31, 2007, the Trust reimbursed the Advisor $699 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, other than short-term securities, for the year ended December 31, 2007 were $9,053,259 and $9,298,973, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of common shares, par value $.01 per share. Shares issued and outstanding during the year ended December 31, 2007 remained constant and for the year ended December 31, 2006 increased by 4,386 as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of preferred shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of auction preferred shares. Auction preferred shares are redeemable shares of preferred shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2007 were: Series A, 4.30% and Series B, 4.30%.

Dividends on seven-day preferred shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the preferred shares are unable to be remarketed on the remarketing date as part of the auction process, the Trust would be required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on preferred shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the tax adjusted Kenny S&P 30-day High Grade Index rate. During the year ended December 31, 2007, preferred shares were successfully remarketed at each remarketing date. The dividend ranges and average on the


12   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Notes to Financial Statements (concluded)

preferred shares of the Trust for the year ended December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                         Low     High    Average
--------------------------------------------------------------------------------
Series A .....................................          3.00%    4.25%    3.54%
Series B .....................................          3.07%    4.40%    3.59%
--------------------------------------------------------------------------------

The Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding auction preferred shares would be less than 200%.

The auction preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated unpaid dividends whether or not declared. The auction preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust, as set forth in the Trust's Declaration of Trust/Articles Supplementary, are not satisfied.

The holders of auction preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees for the Trust. In addition, the 1940 Act requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares (b) change a Trust's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Distributions to Shareholders:

No provision is made for U.S. federal income taxes as it is the Trust's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to their respective shareholders, which will be sufficient to relieve them from federal income and excise taxes.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                        12/31/2007    12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income ..................................    $2,096,949    $2,173,352
Ordinary income ....................................         2,691       155,676
Long-term capital gain .............................         2,944       142,858
                                                        ------------------------
Total distributions ................................    $2,102,584    $2,471,886
                                                        ========================

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net .......................    $   180,303
Undistributed long-term capital gains -- net .................             --
                                                                  -----------
Total undistributed earnings -- net ..........................        180,303
Capital loss carryforward ....................................        (35,869)*
Unrealized gains -- net ......................................        888,416**
                                                                  -----------
Total accumulated earnings -- net ............................    $ 1,032,850
                                                                  ===========

* On December 31, 2007, the Trust had a capital loss carryforward of $35,869, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the timing of recognition of income from partnership investments and other temporary differences.

6. Concentration Risk:

The Trust concentrates its investments in securities issued by state agencies and other governmental entities. The Trust is more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these state agencies and other governmental entities, which could seriously affect the ability of the state and its municipal subdivisions to meet continuing obligations for principal and interest payments and therefore could impact the value of the Trust's investments and net asset value per share, than if the Trust was not concentrated in securities issued by state agencies and other governmental entities.

Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Schedule of Investments.

7. Subsequent Event:

During the period February 13, 2008 to February 22, 2008, the auction preferred shares of the Trust were not successfully remarketed. As a result, the auction preferred share dividend rates were reset to the maximum applicable rate which ranged from 3.30% to 3.41% for the Trust during the period. Unsuccessful remarketing during the auction process is not an event of default or credit but rather a liquidity event for the holders of the auction preferred shares.

The Trust paid a tax-exempt income dividend to holders of common shares in the amount of $.049000 per share on February 1, 2008 to shareholders of record on January 15, 2008. The dividends declared on auction preferred shares for the period January 1, 2008 to January 31, 2008 were as follows:

--------------------------------------------------------------------------------
Series A ........................................................        $27,835
Series B ........................................................        $28,143
--------------------------------------------------------------------------------


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Massachusetts Health & Education Tax-Exempt Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2008


14   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Important Tax Information

All of the net investment income distributions paid by The Massachusetts Health & Education Tax-Exempt Trust during the taxable year ended December 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the Trust paid a taxable distribution to Common Shareholders of record on April 16, 2007 consisting of ordinary income of $.001148 per share and long-term capital gains of $.001256 per share.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  15

Automatic Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, The Bank of New York Mellon, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Trust on valuation date. If the market price per Common Share on valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by The Bank of New York, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York Mellon, One Wall Street, New York, NY 10286, Telephone:
800-432-8224.

Other Information

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


16   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Officers and Trustees

                                                                                                  Number of
                                                                                                  BlackRock-
                           Position(s)   Length of                                                Advised Funds
Name, Address              Held with     Time                                                     Portfolios      Public
and Year of Birth          Trust         Served   Principal Occupation(s) During Past 5 Years     Overseen        Directorships
====================================================================================================================================
Non-Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Trustee       2007 to  Chairman and Chief Executive Officer, Arch      111 Funds       None
40 East 52nd Street                      present  Street Management, LLC since 2005; Chairman     108 Portfolios
New York, NY 10022                                and CEO, Beckwith Blawnox Property LLC since
1945                                              2005; Chairman and CEO, Beckwith Clearfield
                                                  Property LLC since 2005; Chairman and CEO,
                                                  Beckwith Delmont Property LLC since 2005;
                                                  Chairman and CEO, Beckwith Erie Property LLC
                                                  since 2005; Chairman, Penn West Industrial
                                                  Trucks LLC since 2005; Chairman, President
                                                  and Chief Executive Officer, Beckwith
                                                  Machinery Company from 1969 to 2005;
                                                  Chairman of the Board of Directors,
                                                  University of Pittsburgh Medical Center
                                                  since 2002; Board of Directors, Shady Side
                                                  Hospital Foundation since 1977; Beckwith
                                                  Institute for Innovation In Patient Care
                                                  since 1991; Member, Advisory Council on
                                                  Biology and Medicine, Brown University since
                                                  2002; Trustee, Claude Worthington Benedum
                                                  Foundation since 1977; Board of Trustees,
                                                  Chatham College, University of Pittsburgh
                                                  since 2003; Emeritus Trustee, Shady Side
                                                  Academy since 1977.
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Trustee and   2007 to  Trustee, Aircraft Finance Trust (AFT) since     112 Funds       Arch Chemical
40 East 52nd Street        Chairman of   present  1999; Director, The Guardian Life Insurance     109 Portfolios  (chemicals and
New York, NY 10022         the Board              Company of America since 1998; Chairman and                     allied products)
1946                       of Trustees            Trustee, Educational Testing Service (ETS)
                                                  since 1997; Director, the Fremont Group
                                                  since 1996; President and Chief Executive
                                                  Officer of The Conferences Board, Inc.
                                                  (global business research) from 1995 to
                                                  2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Trustee and   2007 to  Consultant/Investor since 1988.                 112 Funds       None
40 East 52nd Street        Member of     present                                                  109 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Trustee and   2007 to  Consultant/Editor of The Journal of             112 Funds       None
40 East 52nd Street        Member of     present  Portfolio Management; Yale University,          109 Portfolios
New York, NY 10022         the Audit              School of Management, Professor in the
1948                       Committee              Practice of Finance and Becton Fellow since
                                                  2006; Adjunct Professor of Finance and
                                                  Becton Fellow from 2005 to 2006; Professor
                                                  in the practice of Finance from 2003 to
                                                  2005; Adjunct Professor of Finance from 1994
                                                  to 2003; Author and Editor.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Trustee       2007 to  President of Economic Studies, Inc. (a          112 Funds       The McClatchy
40 East 52nd Street                      present  Belmont MA-based private economic consulting    109 Portfolios  Company
New York, NY 10022                                firm) since 1987; Chair, Board of Trustees,
1941                                              McLean Hospital since 2000. Member of the
                                                  Board of Partners Community Healthcare, Inc.
                                                  since 2005; Member of the Board of Part-
                                                  ners HealthCare and Sherrill House since
                                                  1990; Trustee, Museum of Fine Arts, Boston
                                                  since 1992 and a Member of the Visiting
                                                  Committee to the Harvard University Art
                                                  Museum since 2003; Trustee, The Committee
                                                  for Economic Development (research
                                                  organization of business leaders and
                                                  educators) since 1990; Member of the
                                                  Advisory Board to the International School
                                                  of Business, Brandeis University since 2002.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Trustee and   2007 to  Chief Financial Officer of JPMorgan & Co.,      111 Funds       None
40 East 52nd Street        Member of     present  Inc. from 1990 to 1995 and an employee of       108 Portfolios
New York, NY 10022         the Audit              JPMorgan in various capacities from 1967 to
1939                       Committee              1995.
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  17

                                                                                                  Number of
                                                                                                  BlackRock-
                           Position(s)   Length of                                                Advised Funds
Name, Address              Held with     Time                                                     Portfolios      Public
and Year of Birth          Trust         Served   Principal Occupation(s) During Past 5 Years     Overseen        Directorships
====================================================================================================================================
Non-Interested Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Trustee       2007 to  President and Chief Executive Officer, VWR      111 Funds       BlackRock-Kelso
40 East 52nd Street                      present  Scientific Products Corporation from 1989 to    108 Portfolios  Capital Corp.
New York, NY 10022                                1999; Trustee, Ursinus College (education)
1942                                              since 2000; Director, Troemner LLC
                                                  (scientific equipment) since 2000.
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Trustee       2007 to  Dean of Columbia Business School since 2004;    112 Funds       ADP (data and
40 East 52nd Street                      present  Columbia faculty member since 1988;             109 Portfolios  information
New York, NY 10022                                Co-director of Columbia Business School's                       services);
1958                                              Entrepreneurship Program 1997 to 2004;                          KKR Financial
                                                  Visiting Professor at the John F. Kennedy                       Corporation; Duke
                                                  School of Government at Harvard University                      Realty;
                                                  and the Harvard Business School since 1985,                     Metropolitan Life
                                                  as well as the University of Chicago since                      Insurance Company
                                                  1994; Deputy Assistant Secretary of the U.S.
                                                  Treasury Department for Tax Policy from 1991
                                                  to 1993; Chairman of the U.S. Council of
                                                  Economic Advisers under the President of the
                                                  United States from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Trustee       2007 to  Deputy Dean for Academic Affairs, Harvard       111 Funds       None
40 East 52nd Street        and Member    present  Business School since 2006; Mizuho Financial    108 Portfolios
New York, NY 10022         of the Audit           Group, Professor of Finance, Harvard
1951                       Committee              Business School; Unit Head, Finance from
                                                  2005 to 2006; Senior Associate Dean and
                                                  Chairman of the MBA Program of Harvard
                                                  Business School from 1999 to 2005, Member of
                                                  the faculty of Harvard Business School since
                                                  1981. Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Trustee and   2007 to  Partner of Robards & Company, LLC (financial    111 Funds       AtriCure, Inc.
40 East 52nd Street        Chairperson   present  advisory firm) since 1987; Formerly an          108 Portfolios  (medical devices);
New York, NY 10022         of the Audit           investment banker with Morgan Stanley for                       Care Investment
1950                       Committee              more than ten years; Director of Enable                         Trust, Inc.
                                                  Medical Corp. from 1996 to 2005; Director of                    (healthcare REIT)
                                                  AtriCure, Inc. (medical devices) since 2000;
                                                  Director of Care Investment Trust, Inc.
                                                  (healthcare REIT) since 2007; Co-founder and
                                                  Director of the Cooke Center for Learning
                                                  and Development (not-for-profit
                                                  organization) since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Trustee       2007 to  Principal of STI Management (investment         111 Funds       None
40 East 52nd Street        and Member    present  adviser) from 1994 to 2005; Chairman and CEO    108 Portfolios
New York, NY 10022         of the Audit           of Salomon Brothers Asset Management Inc.
1936                       Committee              from 1992 to 1995; Chairman of Salomon
                                                  Brothers Equity Mutual Funds from 1992 to
                                                  1995; regular columnist with Forbes Magazine
                                                  from 1992 to 2002; Director of Stock
                                                  Research and U.S. Equity Strategist at
                                                  Salomon Brothers Inc. from 1975 to 1991;
                                                  Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


18   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

                                                                                                  Number of
                                                                                                  BlackRock-
                           Position(s)   Length of                                                Advised Funds
Name, Address              Held with     Time                                                     Portfolios      Public
and Year of Birth          Trust         Served   Principal Occupation(s) During Past 5 Years     Overseen        Directorships
====================================================================================================================================
Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Trustee       2007 to  Managing Director, BlackRock, Inc. since        184 Funds       None
40 East 52nd Street                      present  2005; Chief Executive Officer, State Street     289 Portfolios
New York, NY 10022                                Research & Management Company from 2000 to
1945                                              2005; Chairman of the Board of Trustees,
                                                  State Street Research mutual funds ("SSR
                                                  Funds") from 2000 to 2005; Senior Vice
                                                  President, Metropolitan Life Insurance
                                                  Company from 1999 to 2000; Chairman SSR
                                                  Realty from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Trustee       2007 to  Consultant, BlackRock since 2007; Managing      183 Funds       None
40 East 52nd Street                      present  Director, BlackRock, Inc. from 1989 to 2007;    288 Portfolios
New York, NY 10022                                Chief Administrative Officer, BlackRock
1947                                              Advisors, LLC from 1998 to 2007; President
                                                  of BlackRock Funds and BlackRock Bond
                                                  Allocation Target Shares from 2005 to 2007;
                                                  Treasurer of certain closed-end funds in the
                                                  Fund complex from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *      Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company
                                  Act of 1940, of the Trust based on their positions with BlackRock, Inc. and its affiliates.
                                  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Advisory Board Member
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth*        Member        2007     President, Middle East Institute from 1995      111 Funds       None
40 East 52nd Street        of the                 to 2001; Foreign Service Officer, United        108 Portfolios
New York, NY 10022         Advisory               States Foreign Service from 1961 to 1995 and
1935                       Board                  Career Minister from 1989 to 1995; Deputy
                                                  Inspector General, U.S. Department of State
                                                  from 1991 to 1994; U.S. Ambassador to the
                                                  Hashemite Kingdom of Jordan from 1987 to
                                                  1990.
                           ---------------------------------------------------------------------------------------------------------
                           *     Roscoe Suddarth resigned from the Advisory Board of the Trust, effective December 31, 2007.
------------------------------------------------------------------------------------------------------------------------------------


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  19

Officers and Trustees (concluded)

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Trust         Served   Principal Occupation(s) During Past Five Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Trust         2007 to  Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        President     present  Merrill Lynch Investment ("MLIM") and Fund Asset Management, L.P. ("FAM") in
New York, NY 10022         and Chief              2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from
1960                       Executive              1999 to 2006 and Vice President thereof from 1990 to 1997.
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          2007 to  Managing Director of BlackRock, Inc. since 2000 and First Vice President and
40 East 52nd Street        President     present  Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000;
New York, NY 10022                                First Vice President and Chief Operating Officer of Public Finance Group thereof
1962                                              from 1995 to 1997; Formerly First Vice President of Emerging Markets Fixed
                                                  Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         2007 to  Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President
40 East 52nd Street        Financial     present  and Line of Business Head of Fund Accounting and Administration at PFPC Inc.
New York, NY 10022         Officer                from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     2007 to  Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                      present  Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                                MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         2007 to  Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street        Compliance    present  Counsel thereof since January 2005; Director and Senior Counsel of BlackRock
New York, NY 10022         Officer                Advisors, Inc. from 2001 to 2004 and Vice President and Senior thereof from 1998
1959                                              to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                      present  BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agents

Common Shares:

The Bank of New York Mellon
New York, NY 10286

Auction Preferred Shares:

Deutsche Bank Trust Company
New York, NY 10018

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


20   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

Additional Information

Proxy Results

During the six-month period ended December 31, 2007, the Common Shareholders and Auction Preferred Shareholders of The Massachusetts Health & Education Tax-Exempt Trust voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Trust's Board of Trustees that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares Voted     Shares Withheld
                                                                                                        For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
To elect the Trust's Trustees:       G. Nicholas Beckwith, III, Richard E. Cavanagh,
                                     Richard S. Davis, Kent Dixon, Kathleen F. Feldstein,
                                     James T. Flynn, Henry Gabbay, Jerrold B. Harris,
                                     R. Glenn Hubbard, Karen P. Robards and Robert S. Salomon, Jr.   1,993,034          131,826
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the Auction Preferred Shareholders of The Massachusetts Health & Education Tax-Exempt Trust voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Trust's Board of Trustees that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares Voted     Shares Withheld
                                                                                                        For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
To elect the Trust's Trustees:       Frank J. Fabozzi and W. Carl Kester                                368                27
------------------------------------------------------------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust's website. Shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Trust's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007  21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

The Trust does not make available copies of its Statements of Additional Information because the Trust's shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust's offering and the information contained in the Trust's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust's investment objective or policies or to the Trust's character or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.


22   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2007

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Auction Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Auction Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #MHET-12/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            Frank Nesvet (term ended effective November 1, 2007)
            Robert S. Salomon, Jr. (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
The Massachusetts
Health & Education
Tax-Exempt Trust      $23,000      $22,500           $3,500        $3,500       $6,100        $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            The Massachusetts Health &
            Education Tax-Exempt Trust            $295,142         $3,080,950
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James F. Carlin, III (term ended effective November 1, 2007) Thomas H. Green, III (term ended effective November 1, 2007) Walter B. Prince (term ended effective November 1, 2007) Edward M. Murphy (term ended effective November 1, 2007)
            James M. Storey (term ended effective November 1, 2007)
            Frank Nesvet (term ended effective November 1, 2007)
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007) Robert S. Salomon, Jr. (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2007.

            (a)(1) The Massachusetts Health & Education Tax-Exempt Trust is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 2005.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

            (a)(2) As of December 31, 2007:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.              80                  1              0                    0                1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,661,619,548      $23,370,230         $0                   $0           $23,370,230        $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter
            O'Connor                  80                  0              0                    0                0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,661,619,548           $0             $0                   $0               $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Robert D.
            Sneeden                   10                  0              0                    0                0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $2,783,010,686            $0             $0                   $0               $0             $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers, including Mr. Jaeckel, currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of December 31, 2007:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Program.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O'Connor have received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. Every portfolio manager is eligible to participate in the deferred compensation program.

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of December 31, 2007,
                   none of Messrs. Sneeden, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 21, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 21, 2008